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                                                                   EXHIBIT 10.28




                                December 1, 1998


Koch Oil Company
4111 East 37th Street North
Wichita, Kansas 67220

Attention: Vice President

         Re: Crude Oil Supply and Terminalling Agreement ("Agreement") dated effective December 1, 1998, by and between Koch Oil Company ("Koch") and EOTT Energy Operating Limited Partnership ("EOTT")

Gentlemen:

         The parties have agreed to change the referenced Agreement as follows:

         For the time period of December 1, 1998 through March 31, 1999, Section
         2.1 shall be amended to change the first sentence to read as follows:

         "EOTT shall deliver and sell and Koch shall take delivery of and purchase [*] barrels per day ("bpd"), on average in each month, of Domestic Sweet Crude Oil as defined in Section 2.1(a) subject to the Adjusted Supply Volume requirements in Section 2.1(d)."

         Effective April 1, 1999, the language for this first sentence of
         Section 2.1 shall revert back to the language set forth in the original Agreement.

         Except as hereby amended, all other terms and conditions of the Agreement, and any amendments thereto, if any, shall remain in full force and effect.

         If this letter correctly sets forth our agreement, please evidence your acceptance of this amendment in the space provided below and return this letter to EOTT for its files.

                                   Very truly yours,

                                   EOTT Energy Operating Limited Partnership
                                   By: EOTT Energy Corp., its General Partner



                                   By:      /s/ GARY W. LUCE
                                          ------------------------
                                   Name:        Gary W. Luce
                                          ------------------------
                                   Title: Executive Vice President
                                          ------------------------


AGREED TO AND ACCEPTED THIS 1st DAY OF DECEMBER, 1998, by:
KOCH OIL COMPANY


By:      /s/ JAMES B. URBAN
       -------------------------
Name:        James B. Urban
       -------------------------
Title:       Vice President
       -------------------------

* Confidential treatment has been requested with respect to certain portions of this exhibit.